Exhibit 99.1


                                 CERTIFICATION

I, Paul Mitrokostas, certify that:


     1. I have reviewed this annual report on Form 10-K in respect of the trusts listed on Schedule I attached hereto, and all reports on Form 8-K containing distribution or servicing reports of such trusts filed in respect of periods included in the year covered by this annual report of the trusts listed on Schedule I attached hereto;


     2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

     3. Based on my knowledge, the distribution or servicing information required to be provided to the depositor by the trustee under the pooling and servicing or similar agreement, for inclusion in these reports is included in these reports; and

     4. I am responsible for reviewing the activities performed by the depositor and the trustee under the pooling and servicing or similar agreement and based upon my knowledge and the annual compliance review required under that agreement, and except as disclosed in the reports, the depositor and trustee have each fulfilled its obligations under that agreement.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: U.S. Bank Trust National Association, as trustee.


Date: February 2, 2004



/s/ Paul Mitrokostas
--------------------------------------------
Paul Mitrokostas, Senior Vice President



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




                                                  SCHEDULE I

   ---------------------------------------------------------------------------------------------------------
                                               Trust Description
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-1
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-2
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-3
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-4
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-5
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-6
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-7
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-8
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-9
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-10
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-11
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-12
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-14
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-15
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-16
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-17
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-18
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-19
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-20
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-21
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-22
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-23
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-24
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-25
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-26
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-27
   ---------------------------------------------------------------------------------------------------------
                 Corporate Backed Trust Certificates, Corning Debenture-Backed Series 2001-28
   ---------------------------------------------------------------------------------------------------------
             Corporate Backed Trust Certificates, Georgia Pacific Debenture-Backed Series 2001-29
   ---------------------------------------------------------------------------------------------------------
             Corporate Backed Trust Certificates, Royal Caribbean Debenture-Backed Series 2001-30
   ---------------------------------------------------------------------------------------------------------
               Corporate Backed Trust Certificates, Toys "R" Us Debenture-Backed Series 2001-31
   ---------------------------------------------------------------------------------------------------------
              Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32
   ---------------------------------------------------------------------------------------------------------
                     Corporate Backed Trust Certificates, AT&T Note-Backed Series 2001-33
   ---------------------------------------------------------------------------------------------------------
            Corporate Backed Trust Certificates, Goodyear Tire & Rubber Note-Backed Series 2001-34
   ---------------------------------------------------------------------------------------------------------
                 Corporate Backed Trust Certificates, Corning Debenture-Backed Series 2001-35
   ---------------------------------------------------------------------------------------------------------
              Corporate Backed Trust Certificates, Ford Motor Co. Debenture-Backed Series 2001-36
   ---------------------------------------------------------------------------------------------------------
          Corporate Backed Trust Certificates, Federal Express Corporation Note-Backed Series 2001-37
   ---------------------------------------------------------------------------------------------------------
        Corporate Backed Trust Certificates, W.R. Berkley Capital Trust Securities-Backed Series 2002-1
   ---------------------------------------------------------------------------------------------------------
              Corporate Backed Trust Certificates, Royal & Sun Alliance Bond-Backed Series 2002-2
   ---------------------------------------------------------------------------------------------------------
             Corporate Backed Trust Certificates, Brunswick Corporation Note-Backed Series 2002-3
   ---------------------------------------------------------------------------------------------------------
              Corporate Backed Trust Certificates, DaimlerChrysler Debenture-Backed Series 2002-4
   ---------------------------------------------------------------------------------------------------------
       Corporate Backed Trust Certificates, General Electric Capital Services Note-Backed Series 2002-5
   ---------------------------------------------------------------------------------------------------------
               Corporate Backed Trust Certificates, Kinder Morgan Debenture-Backed Series 2002-6
   ---------------------------------------------------------------------------------------------------------
             Corporate Backed Trust Certificates, AT&T Wireless Services Note-Backed Series 2002-7
   ---------------------------------------------------------------------------------------------------------
                 Corporate Backed Trust Certificates, BellSouth Debenture-Backed Series 2002-8
   ---------------------------------------------------------------------------------------------------------
               Corporate Backed Trust Certificates, News America Debenture-Backed Series 2002-9
   ---------------------------------------------------------------------------------------------------------
                   Corporate Backed Trust Certificates, AIG Debenture-Backed Series 2002-10
   ---------------------------------------------------------------------------------------------------------
             Corporate Backed Trust Certificates, Royal & Sun Alliance Bond-Backed Series 2002-11
   ---------------------------------------------------------------------------------------------------------
                 Corporate Backed Trust Certificates, Motorola Debenture-Backed Series 2002-12
   ---------------------------------------------------------------------------------------------------------
                 Corporate Backed Trust Certificates, Motorola Debenture-Backed Series 2002-14
   ---------------------------------------------------------------------------------------------------------
           Corporate Backed Trust Certificates, CIT Capital Trust I Securities-Backed Series 2002-15
   ---------------------------------------------------------------------------------------------------------




                                                      2



   ---------------------------------------------------------------------------------------------------------
         Corporate Backed Trust Certificates, Verizon Global Funding Corp. Note-Backed Series 2002-16
   ---------------------------------------------------------------------------------------------------------
    Corporate Backed Trust Certificates, American General Institutional Capital A Capital Securities-Backed
                                                Series 2002-17
   ---------------------------------------------------------------------------------------------------------
        Corporate Backed Trust Certificates, Bristol Myers Squibb Debenture-Backed Series 2002-18 Trust
   ---------------------------------------------------------------------------------------------------------
             Repackaged GE Global Insurance Floating Rate Trust Certificates, Series 2002-1 Trust
   ---------------------------------------------------------------------------------------------------------











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